UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2011 (June 23, 2011)

CHINA-BIOTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-110733	98-0393071
(Commission File Number)	(IRS Employer Identification No.)
No. 26 Orient Global Headquarter Lane 118, Yonghe Road Zhabei District, Shanghai 200072 People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

(86 21) 3639 1922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)           On June 23, 2011, Mr. Simon Yick submitted to China-Biotics, Inc. (the “Company”) his resignation as an independent non-executive director of the Company and as the Chairman of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”), effective immediately.  Mr. Yick also served as the financial expert for the Audit Committee and as a member of the Compensation Committee of the Company’s Board of Directors.  Mr. Yick no longer holds any positions with the Company.  A copy of Mr. Yick’s resignation letters are attached hereto as Exhibit 17.1 and are incorporated herein by reference.

Mr. Yick informed the Company that his resignation was based on certain (i) events leading up to the resignation of BDO Limited as the Company’s auditor (“BDO”); and (ii) issues that the Company must resolve in order to comply with its obligation to file its Annual Report on Form 10-K for the period ended March 31, 2011 (the “10-K”).

The events leading up to the resignation of BDO and the issues to be resolved by the Company related to the 10-K are described in detail in the Company’s (i) Notification of Late Filing on Form 12b-25, filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2011, related to the Company’s failure to timely file the 10-K; (ii) Current Report on Form 8-K, filed with the SEC on June 23, 2011, related to the resignations of BDO and Travis Cai, the Company’s Chief Financial Officer; and (iii) Current Report on Form 8-K filed with the SEC on June 23, 2011, related to the Company’s receipt of a NASDAQ Delisting Notification, all of which are incorporated herein by reference.

The Company has provided Mr. Yick with a copy of the disclosures made in this Current Report on Form 8-K (this “8-K”) and has provided him with the opportunity to furnish the Company with a letter stating whether he agrees with the statements made by the Company in this 8-K and, if not, stating the respects in which he does not agree.  A copy of the letter from Mr. Yick agreeing with the disclosures made by the Company in this 8-K is attached hereto as Exhibit 17.2 and is incorporated herein by reference.

(d)           The Company’s Board of Directors has not yet decided on a replacement, if any, for Mr. Yick.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
17.1	Letters of Resignation from Mr. Simon Yick, dated June 23, 2011
17.2	Letter from Mr. Simon Yick to the Company, dated June 28, 2011
99.1	Notification of Late Filing on Form 12b-25, filed with the SEC on June 15, 2011*
99.2	Current Report on Form 8-K, filed with the SEC on June 23, 2011*
99.3	Current Report on Form 8-K, filed with the SEC on June 23, 2011*
* Incorporated by reference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China-Biotics, Inc.

Date: June 28, 2011	By:	/s/ Song Jinan
Song Jinan Chief Executive Officer, President, Treasurer and Secretary